                                                  -----------------------------
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                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4537
                                  ---------------------------------------------

                      Liberty All Star Growth Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                Heidi Hoefler, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3743
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders

[GRAPHIC]

[ALL STAR(R) GROWTH FUND LOGO]

ANNUAL REPORT 2003


MULTI-MANAGEMENT

[GRAPHIC]

CLOSED-END STRUCTURE

[GRAPHIC]

PROFESSIONAL MANAGEMENT

[GRAPHIC]

ACCESS TO LEADING INVESTMENT MANAGERS

[GRAPHIC]

ONGOING MONITORING AND REBALANCING

[GRAPHIC]

DISTRIBUTION POLICY

[GRAPHIC]


LIBERTY ALL-STAR GROWTH FUND

[GRAPHIC]

map to 330
in ARTPRO

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

Only one fund offers:

- A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

- Exposure to the industry sectors that make the U.S. economy the world's most dynamic

- Access to institutional-quality investment managers

- Objective and ongoing manager evaluation

- Active portfolio rebalancing

- A quarterly fixed distribution policy

- Listing on the New York Stock Exchange
  (ticker symbol: ASG)

LIBERTY ALL-STAR GROWTH FUND, INC.


CONTENTS

1              President's Letter

4              Editorial Feature: Unique Fund Attributes

10             Investment Managers/Portfolio Characteristics

11             Manager/LAMCO Roundtable

18             Investment Growth

19             Table of Distributions and Rights Offerings

20             Top 50 Holdings

21             Major Stock Changes in the Fourth Quarter

22             Schedule of Investments

28             Financial Statements

31             Financial Highlights

33             Notes to Financial Statements

36             Report of Independent Auditors

37             Automatic Dividend Reinvestment and Cash Purchase Plan

38             Tax Information

39             Directors and Officers

INSIDE BACK
COVER          Fund Information

                                                              PRESIDENT'S LETTER


FELLOW SHAREHOLDERS:                                               FEBRUARY 2004

Two thousand three was a strong year for equity investors and a good year for Liberty All-Star Growth Fund shareholders. The Fund generally performed in line with key benchmarks during 2003. What is more gratifying, the Fund has outperformed for the past three years - a period that includes a strong 2003 and the difficult market years of 2001 and 2002, thus demonstrating its ability to perform well through widely varying market conditions.

    Certainly, the stock market's rebound from three straight negative years - a phenomenon not seen since 1939-1941 - was universally welcomed. We will look more closely at 2003 momentarily, but first pause to review the Fund's performance for the fourth quarter and full year.

FUND STATISTICS
PERIODS ENDING DECEMBER 31, 2003                               4TH QUARTER            2003              3 YEARS
LIBERTY ALL-STAR GROWTH FUND, INC.

Year End Net Asset Value (NAV)                                                        $6.51

Year End Market Price                                                                 $6.83

Year End Premium                                                                       4.9%

Distributions                                                      $0.16              $0.58                $2.17

Market Price Trading Range                                    $6.23 to $7.00      $4.61 to $7.00      $4.38 to $10.91

Premium/(Discount) Range                                       8.2% to 0.8%       8.5% to (7.8)%      11.4% to (10.2)%

PERFORMANCE SUMMARY
PERIODS ENDING DECEMBER 31, 2003                                4TH QUARTER            2003              3 YEARS*
LIBERTY ALL-STAR GROWTH FUND, INC.

Shares Valued at NAV                                               10.9%               33.5%               (6.1)%

Shares Valued at NAV with Dividends Reinvested                     10.9%               33.7%               (5.7)%

Shares Valued at Market Price with Dividends Reinvested            12.9%               51.1%                0.5%

Lipper Multi-Cap Growth Mutual Fund Average                        10.8%               35.3%              (10.4)%

    Category Percentile Rank (1=best; 100=worst)                   53rd                50th                25th

Russell Growth Indices

    Largecap                                                       10.4%               29.8%               (9.4)%

    Midcap                                                         12.2%               42.7%               (6.1)%

    Smallcap                                                       12.7%               48.5%               (2.0)%

Nasdaq Composite Index                                             12.2%               50.7%               (6.4)%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume that all of the Fund's rights offerings were fully subscribed under the terms of each offering. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income. Past performance cannot predict future results.

*Average annual returns.

PRESIDENT'S LETTER


    Looking at the tables on the previous page, the Fund closed 2003 with a solid quarter. In terms of net asset value (NAV), the Fund advanced 10.9 percent. Measured in terms of market price, the Fund returned 12.9 percent. These results compare favorably to the 10.8 percent quarterly return of its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. For the full year, the Fund's returns were 33.5 percent and 51.1 percent, respectively, based on NAV and market price. These results were competitive with the 35.3 percent return for the Lipper Multi-Cap Growth Mutual Fund Average.

    The past year was a good one for the Fund, but as mentioned, the three-year period demonstrates the benefits of the Fund's multi-managed structure, as this time frame encompasses both sharply rising and falling markets. During this period of widely varying market conditions, the Fund performed favorably compared to its primary benchmark. As the second table on the previous page indicates, the Fund is a top quartile performer over the past three years when ranked against peer funds in the Lipper Multi-Cap Growth Mutual Fund Average, meaning that it outperformed 75 percent of the funds in that universe.


PERFORMANCE VALIDATES UNDERLYING STRENGTHS

Investment performance - both short term and long term - demonstrates the Fund's underlying strengths. The Fund's closed-end, multi-management structure provides shareholders with access to institutional quality investment managers and exposure to the full spectrum of growth stocks: small-cap, mid-cap and large-cap. Management and ongoing monitoring by the Fund manager, Liberty Asset Management Company (LAMCO), ensure alignment with shareholder interests and that the investment managers are meeting expectations. A fuller description of the Fund's unique attributes may be found in this Annual Report's feature section, which immediately follows this letter. I encourage you to review it.

    Turning to 2003, most investors feel that the market's recovery actually began with the lows reached on October 9, 2002. Using the S&P 500 Index as a proxy for the broad market, the index gained 8.4 percent in the final quarter of 2002 and then declined 3.2 percent in the first quarter of 2003, with investors moving to the sidelines as war with Iraq moved ever closer. Once hostilities actually broke out and the uncertainty was removed, investors gained confidence and returned to the stock market, leading the S&P 500 to a 15.4 percent second quarter gain. Of course, monetary and fiscal policy helped greatly. The Federal Reserve lowered the Fed funds rate to 1.0 percent - a level not seen since the Eisenhower administration - and President Bush shepherded his $350 billion economic package - including a lower tax on dividends - to Congressional passage in May. In addition, inflation remained quiescent, corporate profits were strong (one of the best trough to peak earnings recoveries in the postwar era) and GDP gained momentum, leading up to an annualized 8-plus percent surge in the third quarter.

GROWTH LED BY LOWER QUALITY STOCKS

Commenting specifically on the growth style of investing during 2003, small-cap outperformed large-cap as the Russell indices indicate. Lower quality, lower priced and more speculative issues outperformed higher quality stocks for most of the year. That is not unusual in a rebounding economy - especially when ample monetary stimulus is present - because companies that once looked as though they might fail suddenly look as though they'll survive. The Fund's managers

[PHOTO]

OFFICERS OF LIBERTY ALL-STAR GROWTH FUND, FROM LEFT: MARK T. HALEY, CFA, VICE PRESIDENT - INVESTMENTS; WILLIAM R. PARMENTIER, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER; AND FRED H. WOFFORD, VICE PRESIDENT - OPERATIONS.

have a high quality bias, meaning they do not focus on these more speculative, lower quality stocks. Over time, quality - defined by growth and stability of earnings and dividends - almost always wins out. Certainly, the Fund's investment managers maintained their disciplines and focused on better quality companies during 2003.

    For further analysis of 2003 and a look ahead, I would recommend to you our annual Manager Roundtable, which begins on page 11. This year's Roundtable is especially insightful, as the managers summarize their varying growth strategies, allowing shareholders to see and compare how each manager's capitalization and growth philosophy influence their respective outlook and investment decision making. In addition, in a departure from past Roundtables, we at LAMCO offer our own comments at the end of each discussion point, allowing shareholders to gain better insights into the perspective we bring to Fund management.

    In summary, we are pleased with the Fund's performance in 2003, given its high quality focus. We feel the same way about its longer-term results, as they encompass one of the most difficult stock market environments in decades. We are gratified, as well, that shareholders expressed their confidence in the Fund by oversubscribing the offering of rights to purchase additional shares of the Fund, which was conducted during late summer. We are optimistic over prospects for 2004, but realistically believe that it will be extremely difficult to top 2003. That may be for the better. A sound if unspectacular year may be in investors' best long-term interests.

    Be assured that as we move forward your team here at LAMCO remains dedicated to the Fund's founding principles, to integrity in all that we do, and to managing with our shareholders' best interests first and foremost. We thank you for your ongoing support of the Fund.


Sincerely,

/s/ William R. Parmentier

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

UNIQUE FUND ATTRIBUTES


                                MULTI-MANAGEMENT

[GRAPHIC]

Multi-management is the process of allocating Fund assets among several carefully selected investment managers with complementary investment approaches. It's an important factor distinguishing Liberty All-Star Growth Fund from other funds. The Fund doesn't have one investment manager, but three. Why? Multi-management is intended to diversify the Fund and lower risk. While all of the Fund's managers practice the growth style of investing, each is selected for its particular investment strategy and capitalization focus - one small-cap manager, one mid-cap and one large-cap. This mix of capitalization ranges recognizes that growth investor preference shifts over time as changing business and economic conditions favor small-, mid- or large-cap companies. Having three managers also reduces the volatility that a single growth manager inevitably encounters, and it has the potential for producing more consistent returns over time. Thus, in a single investment the Fund provides investors with access to a diversified portfolio and exposure to the entire capitalization spectrum of growth companies. Multi-management is widely practiced by large institutional investors, such as endowments, foundations and pension plans. It is found far less frequently in funds in which individuals can invest. Liberty Asset Management Company (LAMCO), the Fund manager, was among the first investment firms to bring multi-management to individual investors.


        AS ADVISOR TO THE ALL-STAR GROWTH FUND, LIBERTY ASSET MANAGEMENT

CLOSED-END STRUCTURE

[GRAPHIC]

Liberty All-Star Growth Fund is a closed-end fund, a characteristic that distinguishes it from most investment funds, which are open-end mutual funds. An open-end mutual fund creates or redeems shares continuously as money flows into or out of the fund. Closed-end funds, by contrast, have a fixed number of shares that are traded between investors on a stock exchange (the Fund is listed on the New York Stock Exchange but trades on other exchanges, as well). Why does closed-end versus open-end matter to investors? An exchange-traded, closed-end fund is bought and sold just like the shares of other publicly traded securities. Pricing is intra-day - not just end-of-day, as is the case with open-end mutual funds. A transaction price is continuously available and there are no annual sales fees. From the perspective of the three investment managers, the Fund's closed-end structure gives them the confidence of knowing that they will not experience sharp inflows or outflows of assets. Thus, they are able to focus on stock selection and investing for the long term instead of being influenced by cash flows that can occur at inappropriate times. Finally, closed-end funds do not have minimum transaction or balance requirements and do not incur ongoing costs associated with distributing their shares, often resulting in lower expense ratios.


         COMPANY (LAMCO) ADDS VALUE FOR INVESTORS BY PRACTICING A WELL-

PROFESSIONAL MANAGEMENT

[GRAPHIC]

Investors in Liberty All-Star Growth Fund benefit from having multiple levels of investment professionals acting on their behalf. At the first level, the professionals at LAMCO research and evaluate a broad universe of growth investment management firms, selecting those few that meet a rigorous set of criteria. Once chosen, the investment managers are closely monitored by LAMCO, which considers a range of factors, including their investment performance. The investment managers themselves represent the second level. The investment managers chosen for Liberty All-Star Growth Fund are institutional-quality managers - "all-stars" in their field - and operate independently of LAMCO. That means there are no affiliations or alliances with the investment managers, and that they have just one mandate: consistent implementation of their style and strategy in pursuit of good performance. At the third level is the Fund's independent Board of Directors. This Board, elected by the shareholders, has oversight responsibility for Fund operations to ensure that decisions made by LAMCO and the investment managers reflect the shareholders' best interests.


             DEFINED AND DISCIPLINED INVESTMENT MANAGEMENT PROCESS.

ACCESS TO LEADING INVESTMENT MANAGERS

[GRAPHIC]

Manager selection is perhaps the critical decision for any investor. There are thousands of investment management firms from which to choose, and their long-term investment performance varies widely. Many of the most sought-after investment managers are closed to new investors and many of the best performing managers invest only for institutions, not individuals. LAMCO provides Fund shareholders with access to these leading investment managers. In the search for managers, LAMCO calls on the expertise of its professional staff, state-of-the-art analytical tools and years of experience in the investment industry. In selecting investment managers for the Fund, LAMCO conducts in-depth research and rigorous due diligence, focusing on the "four Ps" ... that is, each manager's philosophy, process, people and performance. We seek investment management firms that have demonstrated a consistent application of their growth strategy and a clearly articulated, disciplined investment process. We also want to see a well-managed organization and continuity among a firm's investment professionals.


              LAMCO BRINGS OBJECTIVITY, EXPERIENCE AND EXPERTISE TO

ONGOING MONITORING AND REBALANCING

[GRAPHIC]

It's not enough to simply select all-star investment managers. Constant vigilance is required to ensure that each is performing up to expectations and contributing to Fund performance. Like all businesses, investment management firms can change over time. Ownership and key personnel can change. Market pressures may lead a firm to deviate from its espoused growth strategy. Individual investors often have difficulty knowing that the fund in which they originally invested has changed. LAMCO's active monitoring guards against that. We analyze the Fund's investment managers' trading activity and the characteristics of their holdings to confirm that they are adhering to their strategy and performing well relative to their peers. We also evaluate changes in key decision makers, should they occur. When warranted, LAMCO replaces managers. LAMCO also proactively rebalances the Fund when necessary. Portfolio rebalancing maintains the Fund's structural integrity and is a well-recognized risk management tool. Disciplined, periodic rebalancing keeps the Fund's assets equally divided among its three investment managers. Owing to shifting market sentiment and economic conditions, small-cap, mid-cap and large-cap growth stocks will perform differently over time. This can unbalance the portfolio. When this happens, LAMCO "locks in" profits by taking assets from the managers whose capitalization focus has been in favor and gives it to those whose capitalization focus has been out of favor. While this seems counterintuitive, it is really a case of taking money from today's winners and redeploying it among tomorrow's.


           CONSTRUCTING AND MONITORING A MULTI-MANAGED PORTFOLIO, AND

DISTRIBUTION POLICY

[GRAPHIC]

Since 1997, the Fund has followed a policy of paying annual distributions on its common stock at a rate of 10 percent of net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders. Because a portion of the portfolio is turned over when an investment manager is replaced (often generating realized capital gains), the Fund's multi-management investment approach and the payout policy complement one another. Recognizing the diverse needs of the Fund's shareholders, LAMCO also offers an Automatic Dividend Reinvestment and Cash Purchase Plan. Some investors prefer their dividends in the form of cash. Others reinvest their dividends in additional Fund shares, thus letting their dividends compound over time. The Cash Purchase feature allows shareholders to make additional investments in the Fund on a monthly basis. LAMCO rounds out its services for shareholders by providing a range of tools, such as a Web site at www.all-starfunds.com; communications, such as monthly updates and quarterly reports; and shareholder assistance via toll-free telephone at 1-800-LIB-FUND.


           IS DEDICATED TO THE LONG-TERM SUCCESS OF FUND SHAREHOLDERS.

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS


THE FUND'S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

[CHART]

          SMALL-CAP                              MID-CAP                                  LARGE-CAP
           GROWTH                                GROWTH                                     GROWTH
M.A. WEATHERBIE & CO., INC.           TCW INVESTMENT                            WILLIAM BLAIR & COMPANY, L.L.C.
Companies with enduring competitive   MANAGEMENT COMPANY                        Companies that have demonstrated
advantages and high, sustainable      Companies with competitive                consistently high rates of growth
earnings growth.                      advantages and superior business          and profitability.
                                      models that should result in
                                      rapidly growing sales and earnings.

MANAGERS' DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.

                         MARKET CAPITALIZATION SPECTRUM

SMALL                                                                      LARGE

[GRAPHIC]

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2003
(UNAUDITED)

                                          S&P/BARRA GROWTH:
                                 SMALLCAP       MIDCAP       LARGECAP        M.A.                       WILLIAM       TOTAL
                                 600 INDEX    400 INDEX      500 INDEX    WEATHERBIE       TCW           BLAIR        FUND
Number of Holdings                     231           169           162            56            44            33           124*
-------------------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization
(billions)                      $      1.3    $      3.7    $    117.3    $      2.4    $     15.4    $     66.4    $     28.0
-------------------------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                                  13%           17%           19%           19%           31%           18%           22%
-------------------------------------------------------------------------------------------------------------------------------
Dividend Yield                         0.5%          0.7%          1.5%          0.3%          0.2%          0.6%          0.4%
-------------------------------------------------------------------------------------------------------------------------------
Price/Earnings Ratio                    23x           24x           27x           29x           44x           27x           30x
-------------------------------------------------------------------------------------------------------------------------------
Price/Book Value Ratio                 3.8x          4.2x          5.8x          4.5x          5.9x          6.0x          5.4x
-------------------------------------------------------------------------------------------------------------------------------

*Certain holdings are held by more than one manager.

                                                        MANAGER/LAMCO ROUNDTABLE

THE VIEWS EXPRESSED BY THE FUND'S INVESTMENT MANAGERS REFLECT THEIR GROWTH ORIENTATION AS WELL AS THEIR CAPITALIZATION FOCUS

HAVING REMAINED TRUE TO THEIR INVESTMENT DISCIPLINES THROUGH A DIFFICULT MARKET, THE FUND'S INVESTMENT MANAGERS PRODUCED SOLID RETURNS IN 2003. HERE, THEY DISCUSS THEIR APPROACHES AND TAKE ON ISSUES RANGING FROM GLOBALIZATION TO PROSPECTS FOR THE STOCK MARKET.

Continuing a tradition, the Fund's manager, Liberty Asset Management Company (LAMCO), recently had the opportunity to moderate another annual roundtable with the Fund's three investment managers. In a departure from past practice, in this roundtable LAMCO offers its perspective - as a further insight for investors - at the conclusion of the discussion on each point.

    As would be expected, there is commonality to the managers' comments because they are all growth style investors. However, in reading this roundtable, Fund shareholders should make note of differences, as well - reflecting the managers' varying capitalization focus - small, medium or large cap - and their investment philosophy, strategy and process. The participating investment managers and their investment styles are:

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGERS' VIEWS AND LAMCO'S PERSPECTIVE AT THE TIME OF THE DISCUSSION (JANUARY 2004) AND ARE SUBJECT TO CHANGE.

M. A. WEATHERBIE & CO., INC.
PORTFOLIO MANAGER/Matthew A. Weatherbie, CFA,
President and Founder

INVESTMENT STYLE/Small-Cap Growth - M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY
PORTFOLIO MANAGER/Douglas S. Foreman, CFA,
Chief Investment Officer U.S. Equities

INVESTMENT STYLE/Mid-Cap Growth - TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW's view, are not properly perceived by consensus research.

WILLIAM BLAIR & COMPANY, L.L.C.
PORTFOLIO MANAGER/John F. Jostrand, CFA, Principal

INVESTMENT STYLE/Large-Cap Growth - William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

LAMCO: Having all the managers in a roundtable is an excellent opportunity for Fund shareholders to compare the varying growth investment approaches that are present in the Fund. Thus, we'd like to open by asking each of you to summarize your investment philosophy and approach. Let's go by capitalization size, from small to large. That means starting off with you, Matt Weatherbie.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): We are growth stock investors:
We seek to invest in the best smaller capitalization growth companies in America. This means companies with some seasoning, a significant competitive advantage, high inherent profitability, financial strength and proven entrepreneurial management. Our process is bottom-up and emphasizes both detailed financial analysis and field research to assess the quality of a company's business model and management. We use a disciplined, proven set of stock valuation techniques to determine good investment value.

LAMCO: Doug Foreman, summarize your approach, will you please?

FOREMAN (TCW - MID-CAP GROWTH): We're aggressive growth investors. We're looking for companies with the potential for positive earnings surprise and that have outstanding business models. Those are our two key criteria. We believe that a stock is only truly mispriced in the marketplace if the Wall Street consensus has expectations in terms of growth rate and earnings per share (EPS) that are below our own. That gap between what our estimates are based on our fundamental work and what Wall Street expects and will pay for is our alpha, or our ability to outperform. Overall, our batting average for finding companies that have sound business models is pretty high, which means the growth these companies are generating is sustainable and capable of beating expectations.

LAMCO: John Jostrand, tell us about the William Blair large-cap growth approach.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): William Blair employs a quality growth approach and a fundamental company research process. We define a quality growth company as one exhibiting superior, long-term earnings growth combined with a proven and sustainable competitive advantage from a market/brand position, proprietary product or technology position, or a unique asset base. These companies generally exhibit superior profitability, high reinvestment rate, low financial leverage, consistency of returns and strong management. We have a team of experienced analysts, who are organized into sector teams and led by a portfolio manager.

LAMCO PERSPECTIVE: THE INVESTMENT MANAGERS' RESPONSES CLEARLY HIGHLIGHT THE DIVERSIFICATION THAT THE FUND OFFERS TO SHAREHOLDERS. ALL THE MANAGERS FOCUS ON THE GROWTH STYLE OF INVESTING, BUT THEY FOLLOW VERY DIFFERENT INVESTMENT DISCIPLINES. IN ADDITION, WITH ALL THREE CAPITALIZATION RANGES BEING REPRESENTED IN THE FUND, SHAREHOLDERS COULD BENEFIT FROM THE ECONOMIC RECOVERY, AS INVESTOR SENTIMENT FREQUENTLY ROTATES AMONG SMALL, MID- AND LARGE CAPITALIZATION STOCKS DURING SUCH PERIODS.

LAMCO: In a vein similar to our first discussion point, this roundtable also gives us an opportunity to compare top-down and bottom-up investment approaches. To what extent are you more a bottom-up manager or a top-down manager? Or do you factor both perspectives into your thinking? Let's take the responses in reverse order, from large to small.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): William Blair is 90 percent bottom-up. The vast majority of our time, resources, and philosophical and research criteria are devoted to investigating specific investment opportunities, the industry in which they compete and the managements of those investment opportunities. We spend some time evaluating the overall environment. This consists of primarily setting an investment framework in which to establish proper valuation analysis and examine broad trends in the global economy.

FOREMAN (TCW - MID-CAP GROWTH): We are almost exclusively a bottom-up manager. We build a portfolio stock-by-stock, company-by-company. What we find,

[SIDENOTE]

"WE SEEK TO INVEST IN THE BEST SMALLER CAPITALIZATION GROWTH COMPANIES IN AMERICA. THIS MEANS COMPANIES WITH SOME SEASONING, A SIGNIFICANT COMPETITIVE ADVANTAGE, HIGH INHERENT PROFITABILITY, FINANCIAL STRENGTH AND PROVEN ENTREPRENEURIAL MANAGEMENT."

                                                                MATT WEATHERBIE,
                                                                 M.A. WEATHERBIE
though, is that our investment criteria of finding companies that are growing rapidly, beating expectations and operating with good business models tends to lead us to areas such as technology, health care, specialty retail, media, and consumer and business services. The reason we tend to focus on those industries is that over time they tend to grow faster than the overall economy. Secondly, there's a lot of change in these industries. If there isn't much change in an industry or if change occurs glacially, then it's very difficult for a medium-sized business to add value and take on bigger firms, which possess inherent advantages, including scale, product breadth, management depth and geographic coverage. Generally, however, the one key attribute they don't have is an ability to react quickly to change. That can provide the opportunity for small and medium-sized companies to create new businesses within those industries or to find a better, cheaper, faster way to do what's already being done.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): We are primarily a bottom-up manager evaluating stocks one at a time. Once or twice a year, however, we devote an internal research meeting to looking at macro issues to try and make sure that we are cognizant of important trends that could affect our investments.

LAMCO PERSPECTIVE: THE INVESTMENT MANAGERS WE SELECTED PLACE THEIR EMPHASIS ON BEING GOOD STOCK PICKERS. THEY DON'T IGNORE THE MACRO ENVIRONMENT, BUT THEIR FOCUS IS ON FINDING SOLID COMPANIES WITH EXCELLENT GROWTH PROSPECTS.

LAMCO: There's a collective sigh of relief now that 2003 has gone down in the history books as a positive year for equity investors. Looking back, how would you summarize the stock market during 2003? Doug Foreman, start us off on this one, please.

FOREMAN (TCW - MID-CAP GROWTH): I think 2003 was the flip side of 2002 - almost a mirror image. Just to retrace: 2002 was the last year of the bear market, which ended in early October of that year. Until that point in 2002, it didn't matter what area of the market you were in - small, medium or large, growth or value - you got tattooed pretty good. But, this is typical of the final stages of a bear market - everybody gives up on everything. You saw that in 2002. In 2003, we saw the flip side. It was a year in which a rising tide lifted all the boats, even though small-cap did better than large, which is typical of the early stages of a recovery.

    The fundamentals in the industries that we follow really bottomed in the summer of '02. The market didn't take off for a while because it was suffering through the fallout from various corporate scandals. But beneath the surface, fundamentals were improving. By the time we got to the third quarter of 2003, we had an 8 percent plus annualized gain in GDP. By then, investors across the board were beginning to understand that business had gotten a whole lot better and stocks hadn't gone up just because they were oversold. They went up because business conditions improved dramatically.

LAMCO: John Jostrand, how does William Blair see 2003?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): We summarize 2003 as a dramatic step back from the brink. Many companies experienced their first positive financial trends in three years, and the global political/terror picture improved markedly. Small and cyclical were the two defining characteristics of winning

[SIDENOTE]

"WE'RE LOOKING FOR COMPANIES WITH THE POTENTIAL FOR POSITIVE EARNINGS SURPRISE AND THAT HAVE OUTSTANDING BUSINESS MODELS...THAT GAP BETWEEN WHAT OUR ESTIMATES ARE... AND WHAT WALL STREET EXPECTS AND WILL PAY FOR IS OUR ALPHA, OR OUR ABILITY TO OUTPERFORM."

                                                                   DOUG FOREMAN,
                                                                             TCW
stocks, many of which were up 100 percent or more. Proven growth companies were up, but significantly less. Still, they turned in a respectable and welcome 20 percent gain.

LAMCO: Recap your views on 2003, please, Matt Weatherbie.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): The year 2003 was one of strong absolute returns in both large and small company stocks. Within the small cap universe, it was somewhat frustrating and unexpected that lower quality, low priced small cap stocks outperformed the high quality stocks we emphasize. Essentially, in 2003, Federal Reserve monetary policy was extremely accommodative. This led to an 800-basis point decline in junk bond yields, bringing over-leveraged companies back from the brink and creating a speculative stock market, causing low quality to outperform high quality.

LAMCO PERSPECTIVE: THE MANAGERS WERE WELL POSITIONED TO PARTICIPATE IN A RECOVERING ECONOMY AND A REBOUNDING STOCK MARKET, AS EVIDENCED BY THE FUND'S 33 PERCENT-PLUS RETURN BASED ON NET ASSET VALUE IN 2003. EQUALLY GRATIFYING, THE FUND RANKED IN THE TOP QUARTILE AMONG ITS LIPPER MULTI-CAP GROWTH FUND PEERS FOR THE PAST THREE YEARS, A PERIOD THAT INCLUDED THE NEGATIVE STOCK MARKET YEARS OF 2001 AND 2002 AND THE STRONG 2003.

LAMCO: Liberty All-Star Growth Fund may be a domestic equity fund - but it is subject to perhaps the most pervasive force of our era: globalization. The pluses and minuses of globalization are frequently debated - sometimes heatedly. As an investor, how do you seek to benefit from the upside of globalization, and how do you seek to protect yourself from its downside? Matt Weatherbie, we'll stay with you.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): One of the tenets we look for in a company is a significant competitive advantage. It is important that globalization be at worst a neutral and, better still, a positive for our companies. For example, Dollar Tree Stores is a domestic specialty retailer. One of its significant competitive advantages is its ability, developed over a number of years, to source unique, high quality merchandise from China. China has become "the manufacturing floor for the world" and the diverse sources of product in China that Dollar Tree has established has created a compelling advantage for it. For our companies that sell overseas as well as in the U.S., it is important that they have world-class franchises that enable them to penetrate growing overseas markets. An example is Microchip Technology, a manufacturer of microcontrollers that derives 70 percent of its revenues from non-U.S. markets. Microchip's highly productive R&D, reputation for cost-effective, technically advanced products and aggressive worldwide engineering sales network provide this advantage.

LAMCO: Let's hear from Doug Foreman and then from John Jostrand.

FOREMAN (TCW - MID-CAP GROWTH): We're domestic-only investors. We make few direct investments in overseas-based companies. The areas in which we invest - the ones I mentioned earlier - are the very areas where the U.S. tends to be in a global competitive lead. There are a few exceptions to that, but, generally, in areas such as specialty retail, technology and health care the U.S. is the world-class leader. So, looking globally, Europe, Asia and China are all fertile ground in which our companies

[SIDENOTE]

"WE DEFINE A QUALITY GROWTH COMPANY AS ONE EXHIBITING SUPERIOR, LONG-TERM EARNINGS GROWTH COMBINED WITH A PROVEN AND SUSTAINABLE COMPETITIVE ADVANTAGE FROM A MARKET/BRAND POSITION, PROPRIETARY PRODUCT OR TECHNOLOGY POSITION, OR A UNIQUE ASSET BASE."

                                                                  JOHN JOSTRAND,
                                                                   WILLIAM BLAIR
can grow. A good example of this is eBay in Germany over the last three years. eBay has created an absolutely huge business, despite a sluggish German economy.

    In most cases, our portfolio companies are either in the process of establishing operations overseas and starting to grow very rapidly, or they've been so successful domestically they just haven't had the time to expand offshore. So, for us, globalization offers more upside than downside. Our portfolio companies tend not to be big and mature enough for foreign competition to represent a threat to their growth. And, typically, their market share in foreign countries is still low, as they are just getting established.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): The upside of globalization is the marked expansion of revenue opportunities for our companies in the All-Star Growth Fund. In the portion of the Fund that we manage, the share of portfolio companies' revenue generated by customers outside North America ranges up to 65 percent. In a broader sense, growth rates are higher in countries where the standard of living is rising. Increased per capita income and GDP are the chief benefits of globalization and we believe corporate activity is an important contributor to improved living standards.

    The downside to globalization is the clash of cultures. In spite of a so-called shrinking world - due to the ease of communication and travel - distance may contribute to misunderstanding and, therefore, failed investments. New competitors are another downside, but one that is more easily analyzed than culture clash or misunderstood government policies in distant lands. We believe that the best protection to the downside of globalization is in the adage "travel broadens the mind." Fortunately, this is very near to our basic research philosophy, which can be expressed as, "Get out there and find out what's going on and speak directly to people who are in the middle of the issues." Our firm is fortunate to have several people doing excellent work globally.

LAMCO PERSPECTIVE: THE MANAGERS' CONSENSUS IS THAT THE FUND IS POSITIONED TO BENEFIT MORE FROM GLOBALIZATION THAN IT IS TO BE HARMED BY IT. WE WOULD AGREE.

LAMCO: What issue or potential problem most concerns you going forward? And the reverse: what are you most sanguine about? Let's stay with you, John Jostrand, and then ask Doug Foreman and Matt Weatherbie to comment.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): The most concerning economic development is the decline of more than 28 percent over the past two years in the trade-weighted value of the U.S. dollar. The current exchange level is about in the middle of the range before the bubble in U.S. technology stocks (i.e., the 10 years ended 1996), so our concern is mild for the moment. The decline in the currency, paired with the revival in gold prices, has us watchful about valuations for U.S. equities.

    On a positive note, with the consensus view that the economic cycle has entered mid-stream, there is less controversy about the earnings outlook. The indicators that we, as stock pickers, watch are positive for continued earnings growth. The yield curve is positive and commodity prices are up, signaling the return of corporate pricing power. Our portfolio characteristics remain in clear harmony with our philosophy of owning quality growth companies. The moderate beta and volatility characteristics of quality investments had their predictable

[SIDENOTE]

"FOR US, GLOBALIZATION OFFERS MORE UPSIDE THAN DOWNSIDE. THE AREAS IN WHICH WE INVEST - INCLUDING TECHNOLOGY, HEALTH CARE, SPECIALTY RETAIL AND MEDIA - ARE THE VERY AREAS WHERE THE U.S. TENDS TO BE IN A GLOBAL COMPETITIVE LEAD."

                                                                   DOUG FOREMAN,
                                                                             TCW
effects in a recovery year such as 2003, but the moderate portfolio turnover William Blair typically exhibits was highlighted in some academic research as a proven long-term element in good investor returns. A mid-stream year, cyclically speaking, should give William Blair portfolios - and quality in general - an advantage as lower quality companies dominated in the early stages of the market recovery in 2003.

FOREMAN (TCW - MID-CAP GROWTH): The one thing I'm a little bit concerned about is that the consensus of opinion regarding the economic outlook is one of the tightest that I've seen in my investing career. By that, I mean the evidence of recovery has been so overwhelming that even bearish investors have had to cave in. At year-end 2003, there was a tight consensus that it had been a very good year of recovery and that '04 is highly likely to be more of the same. I agree with that - and that's what makes me a little nervous. Slightly more divergence would be better, because divergence usually represents a better opportunity to make money. You'll get somewhat different views as to what the tight consensus outlook for the economy means for the stock market. My gut instincts tell me there will be some surprises - there always are.

    The same thing that makes me nervous also makes me feel good - namely the ongoing recovery and projected strength in the economy. I feel that we are still in the fairly early innings of the recovery, to use a baseball analogy. We're not in the first inning any more, but we're still in the second, third or fourth
- somewhere in that area. So, it feels to me like we're still in the early stages of the recovery and it would be highly unusual with the elections coming up for us to lose this head of steam that we've built up. Anything can happen, as we've learned the hard way. But, barring some unusual event, things should continue to get better and the stock market should continue to rise. At the same rate as '03? Probably not, but I think we have a good year ahead of us. The other thing I feel good about is that, unlike investors who lagged the market, better quality companies should do better this year. Lower quality companies always outperform at the beginning of a bull market. And, I don't think there are excesses in the market, despite the positive year that we had.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): The issue that most concerns me at present is the size of the federal budget deficit. Fiscal restraint needs to be reestablished in Washington. Even if it is, it is unclear to me whether the Bush tax cuts - which are very good for stock market investors - can be made permanent, or whether future significant tax increases are likely, which would depress economic growth and the market's potential.

    I am most sanguine about the prospect for accelerating economic growth worldwide in 2004. This, combined with the impressive productivity improvements that U.S. businesses have been demonstrating, will lead to strong corporate profit growth, rising employment and, in my opinion, another year of positive equity returns in 2004. It should be noted that the fourth year of a presidential term has traditionally been a good one for the stock market.

LAMCO PERSPECTIVE: CONSENSUS ISN'T PERFECT. AS DOUG FOREMAN SAYS, "ANYTHING CAN HAPPEN, AS WE'VE LEARNED THE HARD WAY." THE MANAGERS WILL NOT STRAY FROM THEIR STRATEGY AND CAPITALIZATION FOCUS, BUT THEY CLEARLY HAVE THE EXPERIENCE TO FINE-TUNE THE PORTFOLIO, DEPENDING ON DEVELOPMENTS, AND MONITOR THE LARGER TRENDS THAT COULD IMPACT THE STOCK MARKET.

[SIDENOTE]

"I AM MOST SANGUINE ABOUT THE PROSPECT FOR ACCELERATING ECONOMIC GROWTH WORLDWIDE IN 2004...AND, IT SHOULD BE NOTED THAT THE FOURTH YEAR OF A PRESIDENTIAL TERM HAS TRADITIONALLY BEEN A GOOD ONE FOR THE STOCK MARKET."

                                                                MATT WEATHERBIE,
                                                                 M.A. WEATHERBIE

LAMCO: Name one stock that you have added recently to the portion of the All-Star Growth Fund portfolio that you manage and why you added it. Doug Foreman, what does TCW like?

FOREMAN (TCW - MID-CAP GROWTH): Eon Labs is a smaller generic drug company that we believe is well positioned for growth. The number of prescription drugs coming off patent in the next five years represents billions of dollars in revenue and this company has done a good job of being the first to file for a number of generic products over the past four years. Eon Labs also enjoys good revenue diversity by going to market with more than 100 drugs, which is important because generic drugs can come and go. The company has a tremendous growth record - 30 percent plus on the top and bottom lines over the past few years. It's a well managed company and it has numerous products in the pipeline for approval over the next 12 to 18 months.

LAMCO: John Jostrand, what has William Blair added to the portfolio?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Our most recent purchase is actually an addition to an existing position - EMC. This is a data storage company in which the original thesis of growing demand for storage capacity, modular additions to capacity and the increasing complexity of storage management continues to strengthen. Management has shown an ability to adapt to customers' shifting priorities through recent product developments, additional distribution channels and strategic partnering - all of which has improved its competitive position. Lastly, the company made three important acquisitions that bring greater value to its customer base and greater distribution clout for the acquired companies.

LAMCO: Matt Weatherbie, what have you focused on recently?

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): A company that we recently added is Universal Technical Institute (UTI), the leading provider of post-secondary education for students seeking careers as professional automotive technicians. The company works closely with leading original equipment manufacturers to continuously refine and expand its program. As a result, it is often the sole provider of manufacturer-based training programs. There is a shortage of 60,000 auto techs in the U.S., primarily because of rapid technological advancement and an aging workforce. For example, an auto these days can have up to 42 microprocessors in it. UTI fits our criteria: it has high growth, an excellent return on invested capital, strong cash flow generation, a market leadership position, long-tenured and stable management team, a strong balance sheet and significant growth potential.

LAMCO PERSPECTIVE: THE MANAGERS' RECENT PURCHASES OR ENHANCEMENTS TO EXISTING POSITIONS CLEARLY REFLECT THEIR CAPITALIZATION FOCUS. SINCE THE RESTRUCTURING OF THE FUND OVER THREE YEARS AGO AND THE ESTABLISHMENT OF THE CURRENT INVESTMENT MANAGER LINE-UP, EACH MANAGER HAS CONSISTENTLY MAINTAINED ITS RESPECTIVE STRATEGY AND CAPITALIZATION FOCUS, AS LAMCO INTENDED.

[SIDENOTE]

"WE SUMMARIZE 2003 AS A DRAMATIC STEP BACK FROM THE BRINK. MANY COMPANIES EXPERIENCED THEIR FIRST POSITIVE FINANCIAL TRENDS IN THREE YEARS, AND THE GLOBAL POLITICAL/TERROR PICTURE IMPROVED MARKEDLY."

                                                                  JOHN JOSTRAND,
                                                                   WILLIAM BLAIR

INVESTMENT GROWTH as of December 31, 2003

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming purchase of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2003. This 7-year period covers the calendar years since the Fund commenced its 10 percent distribution policy in 1997.

[CHART]

The dark green region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $15,308 (this value includes distributions per share totaling $7.33 during the period).

    The light green region of the graph depicts additional value realized through reinvestment of all distributions and participation in all the rights offerings under the terms of each offering. On three occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $16,594.

                                     TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

                                                                             RIGHTS OFFERINGS
                                                         ------------------------------------------------------
                               PER SHARE                  SHARES NEEDED TO PURCHASE               SUBSCRIPTION
       YEAR                  DISTRIBUTIONS                  ONE ADDITIONAL SHARE                      PRICE
       1997                    $ 1.24
---------------------------------------------------------------------------------------------------------------
       1998                      1.35                               10                              $ 12.41
---------------------------------------------------------------------------------------------------------------
       1999                      1.23
---------------------------------------------------------------------------------------------------------------
       2000                      1.34
---------------------------------------------------------------------------------------------------------------
       2001                      0.92                                8                                6.64
---------------------------------------------------------------------------------------------------------------
       2002                      0.67
---------------------------------------------------------------------------------------------------------------
       2003                      0.58                                8*                               5.72
---------------------------------------------------------------------------------------------------------------

*The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

TOP 50 HOLDINGS

  RANK AS       RANK AS                                                               MARKET         PERCENT OF
OF 12/31/03    OF 9/30/03          SECURITY NAME                                   VALUE ($000)      NET ASSETS
     1             1               eBay, Inc.                                        $ 5,451               3.3%
     2             2               Bed Bath & Beyond, Inc.                             4,695               2.9
     3             7               Xilinx, Inc.                                        3,909               2.4
     4             5               Maxim Integrated Products, Inc.                     3,790               2.3
     5             3               Westwood One, Inc.                                  3,561               2.2
     6            12               Univision Communications, Inc., Class A             3,002               1.8
     7            10               Pfizer, Inc.                                        2,933               1.8
     8            13               Yahoo! Inc.                                         2,895               1.8
     9             6               Microsoft Corp.                                     2,859               1.8
    10            11               Paychex, Inc.                                       2,786               1.7
    11            23               Getty Images, Inc.                                  2,750               1.7
    12             4               EchoStar Communications Corp., Class A              2,744               1.7
    13            15               Clear Channel Communications, Inc.                  2,599               1.6
    14            24               First Data Corp.                                    2,317               1.4
    15            25               Cisco Systems, Inc.                                 2,310               1.4
    16            17               National Instruments Corp.                          2,297               1.4
    17            22               Genentech, Inc.                                     2,283               1.4
    18            30               Fastenal Co.                                        2,245               1.4
    19            18               Amazon.com, Inc.                                    2,211               1.4
    20            16               Medtronic, Inc.                                     2,122               1.3
    21            21               Cox Communications, Inc., Class A                   2,119               1.3
    22            14               SLM Corp.                                           2,087               1.3
    23            41               SAP AG                                              1,966               1.2
    24            27               Patterson Dental Co.                                1,950               1.2
    25            33               Walgreen Co.                                        1,930               1.2
    26            32               Linear Technology Corp.                             1,925               1.2
    27            31               UnitedHealth Group, Inc.                            1,922               1.2
    28            35               State Street Corp.                                  1,854               1.1
    29            26               InterActiveCorp                                     1,825               1.1
    30            19               Dollar Tree Stores, Inc.                            1,793               1.1
    31            28               Martek Biosciences Corp.                            1,771               1.1
    32            48               BEA Systems, Inc.                                   1,684               1.0
    33            37               Cognex Corp.                                        1,648               1.0
    34            34               ResMed, Inc.                                        1,631               1.0
    35            29               Education Management Corp.                          1,630               1.0
    36            44               Eli Lilly and Co.                                   1,609               1.0
    37            49               Juniper Networks, Inc.                              1,601               1.0
    38            51               Zebra Technologies Corp., Class A                   1,598               1.0
    39            38               Dell, Inc.                                          1,532               0.9
    40            42               Fannie Mae                                          1,531               0.9
    41            63               The Cheesecake Factory, Inc.                        1,521               0.9
    42            57               UTI Worldwide, Inc.                                 1,519               0.9
    43            54               Danaher Corp.                                       1,459               0.9
    44            53               Taiwan Semiconductor Manufacturing Co., Ltd.        1,447               0.9
    45            64               Siebel Systems, Inc.                                1,395               0.9
    46            45               PepsiCo, Inc.                                       1,371               0.8
    47            36               Lincare Holdings, Inc.                              1,367               0.8
    48            43               The Corporate Executive Board Co.                   1,354               0.8
    49            20               Avon Products, Inc.                                 1,350               0.8
    50            50               Alcon, Inc.                                         1,338               0.8

                                       MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2003.

SECURITY NAME                                                             PURCHASES (SALES)    SHARES AS OF 12/31/03
PURCHASES

CheckFree Corp.                                                                 19,200                   19,200

EMC Corp.                                                                       49,900                   83,100

Medicis Pharmaceutical Corp., Class A                                            8,082                   12,382

MGI Pharma, Inc.                                                                15,200                   15,200

SALES

Avon Products, Inc.                                                            (10,800)                  20,000

Charles River Laboratories International, Inc.                                 (21,972)                       0

Family Dollar Stores, Inc.                                                     (32,582)                  31,723

Gilead Sciences, Inc.                                                          (48,800)                       0

Intel Corp.                                                                    (53,700)                       0

The Yankee Candle Co., Inc.                                                    (21,661)                       0

SCHEDULE OF INVESTMENTS as of December 31, 2003

COMMON STOCKS (98.9%)                                                    SHARES         MARKET VALUE
CONSUMER DISCRETIONARY (27.6%)

AUTOMOBILES (0.6%)
Harley-Davidson, Inc.                                                       21,300     $     1,012,389
                                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE (2.7%)
The Cheesecake Factory, Inc. (a)                                            34,537           1,520,664
International Speedway Corp., Class A                                       29,810           1,331,315
Outback Steakhouse, Inc.                                                    21,086             932,212
P.F. Chang's China Bistro, Inc. (a)                                         11,498             585,018
                                                                                       ---------------
                                                                                             4,369,209
                                                                                       ---------------
INTERNET & CATALOG RETAIL (6.4%)
Amazon.com, Inc. (a)                                                        42,000           2,210,880
eBay, Inc. (a)                                                              84,400           5,451,396
InterActiveCorp.                                                            53,781           1,824,789
Netflix, Inc. (a)                                                           17,114             935,965
                                                                                       ---------------
                                                                                            10,423,030
                                                                                       ---------------
MEDIA (11.8%)
Cablevision Systems Corp., Class A (a)                                      34,751             812,826
Citadel Broadcasting Co. (a)                                                33,096             740,358
Clear Channel Communications, Inc.                                          55,500           2,599,065
Cox Communications, Inc., Class A (a)                                       61,500           2,118,675
Cox Radio, Inc., Class A (a)                                                36,700             925,941
EchoStar Communications Corp., Class A (a)                                  80,700           2,743,800
Getty Images, Inc. (a)                                                      54,860           2,750,132
Univision Communications, Inc., Class A (a)                                 75,640           3,002,152
Westwood One, Inc. (a)                                                     104,094           3,561,056
                                                                                       ---------------
                                                                                            19,254,005
                                                                                       ---------------
MULTI-LINE RETAIL (2.7%)
Dollar Tree Stores, Inc. (a)                                                59,635           1,792,628
Family Dollar Stores, Inc.                                                  31,723           1,138,221
Kohl's Corp. (a)                                                            27,400           1,231,356
99 Cents Only Stores (a)                                                    10,389             282,892
                                                                                       ---------------
                                                                                             4,445,097
                                                                                       ---------------
SPECIALTY RETAIL (3.4%)
Bed Bath & Beyond, Inc. (a)                                                108,300           4,694,805
The Children's Place Retail Stores, Inc. (a)                                32,106             858,193
                                                                                       ---------------
                                                                                             5,552,998
                                                                                       ---------------

                                           See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS

COMMON STOCKS (CONTINUED)                                                SHARES         MARKET VALUE
CONSUMER STAPLES (3.2%)

BEVERAGES (0.9%)
PepsiCo, Inc.                                                               29,400     $     1,370,628
                                                                                       ---------------
FOOD & STAPLES RETAILING (1.5%)
Rite Aid Corp. (a)                                                          90,662             547,598
Walgreen Co.                                                                53,050           1,929,959
                                                                                       ---------------
                                                                                             2,477,557
                                                                                       ---------------
PERSONAL PRODUCTS (0.8%)
Avon Products, Inc.                                                         20,000           1,349,800
                                                                                       ---------------

ENERGY (1.8%)

ENERGY EQUIPMENT & SERVICES (1.4%)
Patterson-UTI Energy, Inc. (a)                                              25,315             833,370
Pride International, Inc. (a)                                               44,705             833,301
Tidewater, Inc.                                                             18,338             547,939
                                                                                       ---------------
                                                                                             2,214,610
                                                                                       ---------------
OIL & GAS (0.4%)
Suncor Energy, Inc.                                                         27,200             681,632
                                                                                       ---------------

FINANCIALS (7.3%)

CAPITAL MARKETS (3.0%)
Affiliated Managers Group, Inc. (a)                                          8,820             613,784
Investment Technology Group, Inc. (a)                                       33,590             542,479
SEI Investment Co.                                                          21,000             639,870
State Street Corp.                                                          35,600           1,854,048
T. Rowe Price Group, Inc.                                                   25,500           1,208,955
                                                                                       ---------------
                                                                                             4,859,136
                                                                                       ---------------
CONSUMER FINANCE (1.3%)
SLM Corp.                                                                   55,400           2,087,472
                                                                                       ---------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
CapitalSource, Inc. (a)                                                      4,600              99,728
Financial Federal Corp. (a)                                                 27,842             850,573
                                                                                       ---------------
                                                                                               950,301
                                                                                       ---------------
INSURANCE (1.5%)
Brown & Brown, Inc.                                                         17,610             574,262
Montpelier Re Holdings Ltd.                                                 16,663             611,532
Platinum Underwriters Holdings Ltd.                                         18,064             541,920
XL Capital Ltd., Class A                                                     8,800             682,440
                                                                                       ---------------
                                                                                             2,410,154
                                                                                       ---------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES         MARKET VALUE
THRIFTS & MORTGAGE FINANCE (0.9%)
Fannie Mae                                                                  20,400     $     1,531,224
                                                                                       ---------------

HEALTH CARE (17.0%)

BIOTECHNOLOGY (5.2%)
Affymetrix, Inc. (a)                                                        44,800           1,102,528
Amgen, Inc. (a)                                                             19,200           1,186,560
Enzon Pharmaceuticals, Inc. (a)                                             35,712             428,544
Genentech, Inc. (a)                                                         24,400           2,283,108
Martek Biosciences Corp. (a)                                                27,258           1,770,952
MedImmune, Inc. (a)                                                         26,200             665,480
QLT, Inc. (a)                                                               49,737             937,542
                                                                                       ---------------
                                                                                             8,374,714
                                                                                       ---------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
Alcon, Inc.                                                                 22,100           1,337,934
Medtronic, Inc.                                                             43,650           2,121,827
PolyMedica Corp.                                                            49,938           1,313,869
ResMed, Inc. (a)                                                            39,275           1,631,484
                                                                                       ---------------
                                                                                             6,405,114
                                                                                       ---------------
HEALTH CARE PROVIDERS & SERVICES (4.0%)
Express Scripts, Inc., Class A (a)                                          14,000             930,020
Inveresk Research Group, Inc. (a)                                           14,280             353,144
Lincare Holdings, Inc. (a)                                                  45,530           1,367,266
Patterson Dental Co. (a)                                                    30,390           1,949,822
UnitedHealth Group, Inc.                                                    33,040           1,922,267
                                                                                       ---------------
                                                                                             6,522,519
                                                                                       ---------------
PHARMACEUTICALS (3.9%)
Eli Lilly and Co.                                                           22,875           1,608,799
Eon Labs, Inc. (a)                                                           5,500             280,225
Medicis Pharmaceutical Corp., Class A                                       12,382             882,837
MGI Pharma, Inc. (a)                                                        15,200             625,480
Pfizer, Inc.                                                                83,030           2,933,450
Pharmion Corp. (a)                                                           4,700              71,675
                                                                                       ---------------
                                                                                             6,402,466
                                                                                       ---------------

INDUSTRIALS (6.7%)

AIR FREIGHT & LOGISTICS (0.9%)
UTI Worldwide, Inc.                                                         40,035           1,518,528
                                                                                       ---------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES         MARKET VALUE
COMMERCIAL SERVICES & SUPPLIES (3.5%)
Bright Horizons Family Solutions, Inc. (a)                                   6,851     $       287,742
Cintas Corp.                                                                12,572             630,234
The Corporate Executive Board Co. (a)                                       29,019           1,354,317
Education Management Corp. (a)                                              52,528           1,630,469
Robert Half International, Inc. (a)                                         26,200             611,508
Universal Technical Institute, Inc. (a)                                     10,906             327,180
West Corp. (a)                                                              36,366             844,782
                                                                                       ---------------
                                                                                             5,686,232
                                                                                       ---------------
MACHINERY (0.9%)
Danaher Corp.                                                               15,900           1,458,825
                                                                                       ---------------
TRADING COMPANIES & DISTRIBUTORS (1.4%)
Fastenal Co.                                                                44,950           2,244,803
                                                                                       ---------------

INFORMATION TECHNOLOGY (33.7%)

COMMUNICATIONS EQUIPMENT (3.7%)
CIENA Corp. (a)                                                             62,100             412,344
Cisco Systems, Inc. (a)                                                     95,100           2,309,979
Juniper Networks, Inc. (a)                                                  85,700           1,600,876
Packeteer, Inc. (a)                                                         30,500             517,890
Polycom, Inc. (a)                                                           62,793           1,225,719
                                                                                       ---------------
                                                                                             6,066,808
                                                                                       ---------------
COMPUTERS & PERIPHERALS (2.4%)
Avid Technology, Inc. (a)                                                    5,556             266,688
Dell, Inc. (a)                                                              45,100           1,531,596
EMC Corp. (a)                                                               83,100           1,073,652
Network Appliance, Inc. (a)                                                 49,100           1,008,023
                                                                                       ---------------
                                                                                             3,879,959
                                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
Cognex Corp.                                                                58,365           1,648,228
National Instruments Corp.                                                  50,510           2,296,690
                                                                                       ---------------
                                                                                             3,944,918
                                                                                       ---------------
INTERNET SOFTWARE & SERVICES (2.9%)
Orbitz, Inc., Class A (a)                                                   10,756             249,539
Retek, Inc. (a)                                                             36,172             335,676
WebEx Communications, Inc. (a)                                              37,945             762,694
webMethods, Inc. (a)                                                        41,600             380,640
Yahoo! Inc. (a)                                                             64,100           2,895,397
                                                                                       ---------------
                                                                                             4,623,946
                                                                                       ---------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES         MARKET VALUE
IT SERVICES (4.7%)
CheckFree Corp. (a)                                                         19,200     $       530,880
First Data Corp.                                                            56,400           2,317,476
Paychex, Inc.                                                               74,900           2,786,280
SRA International, Inc. (a)                                                 19,721             849,975
SunGard Data Systems, Inc. (a)                                              44,000           1,219,240
                                                                                       ---------------
                                                                                             7,703,851
                                                                                       ---------------
OFFICE ELECTRONICS (1.0%)
Zebra Technologies Corp., Class A (a)                                       24,082           1,598,322
                                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.0%)
Altera Corp. (a)                                                            32,500             737,750
Applied Micro Circuits Corp. (a)                                            72,300             432,354
GlobespanVirata, Inc. (a)                                                   45,800             269,304
Intersil Corp., Class A                                                     20,956             520,757
Linear Technology Corp.                                                     45,750           1,924,703
Maxim Integrated Products, Inc.                                             76,100           3,789,780
Microchip Technology, Inc.                                                  33,221           1,108,253
Novellus Systems, Inc. (a)                                                  17,500             735,875
Power Integrations, Inc. (a)                                                16,450             550,417
Semtech Corp. (a)                                                           37,103             843,351
Taiwan Semiconductor Manufacturing Co., Ltd. (a)(b)                        141,300           1,446,912
Xilinx, Inc. (a)                                                           100,900           3,908,866
                                                                                       ---------------
                                                                                            16,268,322
                                                                                       ---------------
SOFTWARE (6.6%)
Agile Software Corp. (a)                                                    84,820             839,718
BEA Systems, Inc. (a)                                                      136,900           1,683,870
E.piphany, Inc. (a)                                                         76,548             551,911
Interwoven, Inc. (a)                                                        21,152             267,361
Intuit, Inc. (a)                                                            23,700           1,253,967
Microsoft Corp.                                                            103,800           2,858,652
SAP AG (b)                                                                  47,300           1,965,788
Siebel Systems, Inc. (a)                                                   100,600           1,395,322
                                                                                       ---------------
                                                                                            10,816,589
                                                                                       ---------------

TELECOMMUNICATION SERVICES (1.6%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Time Warner Telecom, Inc. (a)                                               93,800             950,194
                                                                                       ---------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES         MARKET VALUE
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
At Road, Inc. (a)                                                           22,678     $       301,617
Sprint Corp. (PCS Group) (a)                                               141,000             792,420
Telephone and Data Systems, Inc.                                             8,800             550,440
                                                                                       ---------------
                                                                                             1,644,477
                                                                                       ---------------

TOTAL COMMON STOCKS (COST OF $137,684,267)                                                 161,099,829
                                                                                       ---------------

WARRANTS (0.1%)                                                          UNITS
CONSUMER DISCRETIONARY (0.1%)

INTERNET & CATALOG RETAIL (0.1%)
InterActiveCorp, Expires 02/04/09 (a) (Cost of $20,691)                      2,918             107,966
                                                                                       ---------------

SHORT-TERM INVESTMENT (2.4%)                                           PAR VALUE
REPURCHASE AGREEMENT (2.4%)

Repurchase agreement with State Street Bank & Trust Co., dated
12/31/03, due 01/02/04 at 0.78%, collateralized by U.S. Treasury
Bonds with various maturities to 08/15/28, market value
$4,135,222
(repurchase proceeds $4,044,175) (Cost of $4,044,000)                 $  4,044,000           4,044,000
                                                                                       ---------------

TOTAL INVESTMENTS (101.4%) (COST OF $141,748,958) (c)                                      165,251,795

OTHER ASSETS AND LIABILITIES, NET (-1.4%)                                                   (2,346,815)
                                                                                       ---------------

NET ASSETS (100.0%)                                                                    $   162,904,980
                                                                                       ===============

NET ASSET VALUE PER SHARE (25,007,325 SHARES OUTSTANDING)                              $          6.51
                                                                                       ===============

NOTES TO SCHEDULE OF INVESTMENTS:
     (a) Non-income producing security.
     (b) Represents an American Depositary Receipt.
     (c) Cost of investments for federal income tax purposes is $142,386,727. Gross unrealized appreciation and depreciation of investments at December 31, 2003 is as follows:

                Gross unrealized appreciation       $  39,076,858
                Gross unrealized depreciation         (16,211,790)
                                                    -------------
                    Net unrealized appreciation     $  22,865,068
                                                    =============

See Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2003

ASSETS:

   Investments at market value (identified cost $141,748,958)                                  $   165,251,795
   Cash                                                                                                  1,349
   Receivable for investments sold                                                                     498,492
   Dividends and interest receivable                                                                    35,102
                                                                                               ---------------
      TOTAL ASSETS                                                                                 165,786,738
                                                                                               ---------------

LIABILITIES:

   Payable for investments purchased                                                                   358,505
   Distributions payable to shareholders                                                             2,028,583
   Investment advisory, administrative and bookkeeping/pricing fees payable                            402,157
   Accrued expenses                                                                                     92,513
                                                                                               ---------------
      TOTAL LIABILITIES                                                                              2,881,758
                                                                                               ---------------
NET ASSETS                                                                                     $   162,904,980
                                                                                               ===============

NET ASSETS REPRESENTED BY:
   Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
     25,007,325 shares outstanding)                                                            $   157,064,294
   Accumulated net realized loss on investments                                                    (17,662,151)
   Net unrealized appreciation on investments                                                       23,502,837
                                                                                               ---------------

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF COMMON STOCK ($6.51 PER SHARE)                                                              $   162,904,980
                                                                                               ===============

                                              See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:

   Dividends                                                                                                     $       486,887
   Interest                                                                                                               30,840
                                                                                                                 ---------------
      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
        WITHHELD AT SOURCE WHICH AMOUNTED TO $2,228)                                                                     517,727

EXPENSES:

   Investment advisory fee                                                                     $     1,039,457
   Administrative fee                                                                                  261,112
   Bookkeeping and pricing fees                                                                         39,937
   Custodian fees                                                                                       21,199
   Transfer agent fees                                                                                 113,447
   Shareholder communication expenses                                                                  117,046
   Directors' fees and expenses                                                                         32,806
   NYSE fee                                                                                             39,350
   Miscellaneous expense                                                                                83,130
                                                                                               ---------------
      TOTAL EXPENSES                                                                                                   1,747,484
                                                                                                                 ---------------
      CUSTODY EARNINGS CREDIT                                                                                               (257)
                                                                                                                 ---------------
      NET EXPENSES                                                                                                     1,747,227
                                                                                                                 ---------------
NET INVESTMENT LOSS                                                                                                   (1,229,500)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions:
   Proceeds from sales                                                                              48,328,625
   Cost of investments sold                                                                         40,753,378
                                                                                               ---------------
      Net realized gain on investment transactions                                                                     7,575,247

Net unrealized appreciation (depreciation) on investments:
   Beginning of year                                                                                (8,401,413)
   End of year                                                                                      23,502,837
                                                                                               ---------------
      Change in unrealized depreciation-net                                                                           31,904,250
                                                                                                                 ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $    38,249,997
                                                                                                                 ===============

See Notes to Financial Statements.

                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                               ---------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                                  2003               2002
OPERATIONS:

   Net investment loss                                                                         $    (1,229,500)  $    (1,404,182)

   Net realized gain (loss) on investment transactions                                               7,575,247        (8,922,068)

   Change in unrealized appreciation (depreciation)-net                                             31,904,250       (33,534,693)
                                                                                               ---------------   ---------------
   Net increase (decrease) in net assets resulting from operations                                  38,249,997       (43,860,943)
                                                                                               ---------------   ---------------
DISTRIBUTIONS DECLARED FROM:

   Net realized gain on investments                                                                 (7,098,747)               --

   Paid-in capital                                                                                  (5,634,283)      (13,398,589)
                                                                                               ---------------   ---------------
   Total distributions                                                                             (12,733,030)      (13,398,589)
                                                                                               ---------------   ---------------
CAPITAL TRANSACTIONS:

   Proceeds from rights offering                                                                    18,754,401                --

   Dividend reinvestments                                                                            6,412,884         6,185,822
                                                                                               ---------------   ---------------
   Increase in net assets from capital share transactions                                           25,167,285         6,185,822
                                                                                               ---------------   ---------------
   Total increase (decrease) in net assets                                                          50,684,252       (51,073,710)

NET ASSETS:

   Beginning of year                                                                               112,220,728       163,294,438
                                                                                               ---------------   ---------------
   End of year                                                                                 $   162,904,980   $   112,220,728
                                                                                               ===============   ===============

                                              See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    2003          2002          2001          2000           1999
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year              $   5.44      $   8.31      $  10.86      $  13.44       $  13.03
                                                  --------      --------      --------      --------       --------
Income from Investment Operations:

    Net investment loss                              (0.06)        (0.07)        (0.09)        (0.09)         (0.05)

    Net realized and unrealized gain
        (loss) on investments                         1.79         (2.13)        (1.50)        (1.15)          1.83
                                                  --------      --------      --------      --------       --------
Total from Investment Operations                      1.73         (2.20)        (1.59)        (1.24)          1.78
                                                  --------      --------      --------      --------       --------
Less Distributions from:

    Paid-in capital                                  (0.26)        (0.67)        (0.92)        (0.05)            --

    Realized capital gain                            (0.32)           --            --         (1.22)         (1.23)

    In excess of realized capital gain                  --            --            --         (0.07)            --
                                                  --------      --------      --------      --------       --------
Total Distributions                                  (0.58)        (0.67)        (0.92)        (1.34)         (1.23)
                                                  --------      --------      --------      --------       --------
Change due to rights offering (a)                    (0.08)           --         (0.04)           --             --

Impact of shares issued
    in dividend reinvestment (b)                        --            --            --            --          (0.14)
                                                  --------      --------      --------      --------       --------
Total Distributions, Reinvestments
    and Rights Offering                              (0.66)        (0.67)        (0.96)        (1.34)         (1.37)
                                                  --------      --------      --------      --------       --------
Net asset value at end of year                    $   6.51      $   5.44      $   8.31      $  10.86       $  13.44
                                                  ========      ========      ========      ========       ========
Market price at end of year                       $   6.83      $   5.05      $   8.33      $  9.438       $ 10.813
                                                  ========      ========      ========      ========       ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                              33.7%        (27.2)%       (13.7)%        (9.1)%         15.9%

Based on market price                                 51.1%        (32.6)%        (0.5)%        (1.8)%          6.2%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)              $    163      $    112      $    163      $    180       $    219

Ratio of expenses to average net assets (d)           1.34%         1.38%         1.41%         1.21%          1.20%

Ratio of net investment loss
    to average net assets (d)                        (0.94)%       (1.07)%       (1.12)%       (0.71)%        (0.37)%

Portfolio turnover rate                                 37%           25%           41%           62%            71%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(c) Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements.

                                                                         YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    1998          1997          1996        1995(e)          1994
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year              $  12.89      $  11.27      $  10.55      $   9.95       $  10.54
                                                  --------      --------      --------      --------       --------
Income from Investment Operations:

    Net investment income (loss)                     (0.03)        (0.02)         0.01          0.31           0.23

    Net realized and unrealized gain
        (loss) on investments                         1.73          2.88          1.86          1.05          (0.24)
                                                  --------      --------      --------      --------       --------
Total from Investment Operations                      1.70          2.86          1.87          1.36          (0.01)
                                                  --------      --------      --------      --------       --------
Less Distributions from:

    Net investment income                               --            --         (0.01)        (0.31)         (0.23)

    Paid-in capital                                  (0.83)           --            --            --             --

    Realized capital gain                            (0.52)        (1.24)        (1.01)        (0.45)         (0.35)
                                                  --------      --------      --------      --------       --------
Total Distributions                                  (1.35)        (1.24)        (1.02)        (0.76)         (0.58)
                                                  --------      --------      --------      --------       --------
Change due to rights offering (a)                    (0.21)           --            --            --             --

Impact of shares issued
    in dividend reinvestment (b)                        --            --         (0.13)           --             --
                                                  --------      --------      --------      --------       --------
Total Distributions, Reinvestments
    and Rights Offering                              (1.56)        (1.24)        (1.15)        (0.76)         (0.58)
                                                  --------      --------      --------      --------       --------
Net asset value at end of year                    $  13.03      $  12.89      $  11.27      $  10.55       $   9.95
                                                  ========      ========      ========      ========       ========
Market price at end of year                       $ 11.438      $ 11.938      $  9.250      $  9.375       $  8.500
                                                  ========      ========      ========      ========       ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                              15.3%         27.3%         18.3%         14.6%           0.5%

Based on market price                                  9.3%         43.6%          9.3%         19.3%         (11.7)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)              $    199      $    167      $    137      $    120       $    113

Ratio of expenses to average net assets (d)           1.22%         1.20%         1.35%         1.42%          1.51%

Ratio of net investment income (loss)
    to average net assets (d)                        (0.22)%       (0.18)%        0.06%         2.87%          2.12%

Portfolio turnover rate                                 33%           57%           51%           82%            50%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(c) Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

See Notes to Financial Statements.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003

I. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

FUND SHARES

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

II. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

    Debt securities generally are valued by a pricing service approved by the Fund's Board of Directors, based upon market transactions for normal, institutional-sized trading units of similar securities. The services may use various pricing techniques, which will take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotes are readily available are valued at an over-the-counter or exchange bid quotation.

    Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

    Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

FEDERAL INCOME TAX STATUS

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTES TO FINANCIAL STATEMENTS

III. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

    For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for net operating losses, return of capital and excess distributions were identified and reclassified among the components of the Fund's net assets as follows:

  ACCUMULATED NET       ACCUMULATED
  INVESTMENT LOSS    NET REALIZED LOSS    PAID-IN CAPITAL
  ---------------    -----------------    ---------------
      $ 1,229,500          $ 7,098,748      $ (8,328,248)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

    The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                              12/31/03       12/31/02
                              --------       --------
Distributions paid from:
Ordinary income*            $  7,098,737   $          --
Long-term capital gain                --              --
                            ------------   -------------
                               7,098,737              --
Return of capital              4,528,603      14,239,710
                            ------------   -------------
                            $ 11,627,340    $ 14,239,710

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

    As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED     UNDISTRIBUTED             NET
       ORDINARY          LONG-TERM           UNREALIZED
        INCOME         CAPITAL GAINS        APPRECIATION*
     -------------     -------------        -------------
              $ --              $ --        $  22,865,068

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

    The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF            CAPITAL LOSS
             EXPIRATION          CARRYFORWARD
             ----------          ------------
               2009              $  5,781,653
               2010                11,242,729
                                 ------------
                                 $ 17,024,382

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income. Capital loss carryforwards of $7,098,726 were utilized during the year ended December 31, 2003.

IV.  FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Liberty Asset Management Company ("LAMCO"), a wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is a wholly owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Fund. LAMCO receives a monthly fee based on the Fund's average weekly net assets at the following annual rates:

      AVERAGE WEEKLY NET ASSETS         FEE RATE
      -------------------------         --------
         First $300 million               0.80%
         Over $300 million                0.72%

Under Portfolio Manager Agreements, LAMCO pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by LAMCO and is based on the Fund's average weekly net assets at the following annual rates:

      AVERAGE WEEKLY NET ASSETS         FEE RATE
      -------------------------         --------
         First $300 million               0.40%
         Over $300 million                0.36%

ADMINISTRATION FEE

LAMCO provides administrative and other services for a monthly fee based on the Fund's average weekly net assets at the following annual rates:

      AVERAGE WEEKLY NET ASSETS         FEE RATE
      -------------------------         --------
         First $300 million               0.20%
         Over $300 million                0.18%

PRICING AND BOOKKEEPING FEES

LAMCO is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), LAMCO has delegated those functions to State Street Corporation ("State Street"). LAMCO pays the total fees collected from the Fund for these services to State Street under the Outsourcing Agreement.

    Under its pricing and bookkeeping agreement with the Fund, LAMCO receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.031%.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

V. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $59,173,014 and $48,328,625, respectively.

VI. CAPITAL TRANSACTIONS

In a rights offering commencing September 12, 2003, shareholders exercised rights to purchase 3,305,213 shares at $5.72 per share for proceeds, net of expenses, of $18,754,401. During the years ended December 31, 2003 and December 31, 2002, distributions in the amount of $6,412,884 and $6,185,822, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,083,624 and 964,320 shares, respectively.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2004

        AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, EquiServe Trust Company, N.A. (the "Plan Agent"), P.O. Box 43010, Providence, RI 02940-3010 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

    Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

    Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

    There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

    With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

    Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

    Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

TAX INFORMATION (UNAUDITED)

All 2003 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary dividends and
(2) return of capital

Below is a table that details the breakdown of each 2003 distribution for federal income tax purposes.

TAX STATUS OF 2003 DISTRIBUTIONS

                              ORDINARY DIVIDENDS           LONG-TERM
                AMOUNT    ---------------------------       CAPITAL    RETURN OF
   DATE PAID   PER SHARE   QUALIFIED   NON-QUALIFIED         GAINS      CAPITAL
   *01/02/03    $  0.14      3.68%        55.96%              --        40.36%
-------------------------------------------------------------------------------
    03/17/03    $  0.13      3.68%        55.96%              --        40.36%
-------------------------------------------------------------------------------
    06/30/03    $  0.14      3.68%        55.96%              --        40.36%
-------------------------------------------------------------------------------
    10/06/03    $  0.15      3.68%        55.96%              --        40.36%
-------------------------------------------------------------------------------
  **01/02/04    $  0.16        --            --               --           --
-------------------------------------------------------------------------------

  * Pursuant to section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2003.

 ** Pursuant to section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2004.

                                                          DIRECTORS AND OFFICERS

The names of the Directors and officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

                                                                                           NUMBER OF
                                  POSITION       TERM OF             PRINCIPAL           PORTFOLIOS IN
                                WITH LIBERTY   OFFICE AND          OCCUPATION(S)         FUND COMPLEX            OTHER
         NAME (AGE)               ALL-STAR      LENGTH OF           DURING PAST            OVERSEEN          DIRECTORSHIPS
        AND ADDRESS             GROWTH FUND      SERVICE            FIVE YEARS            BY DIRECTOR             HELD
DISINTERESTED DIRECTORS

John A. Benning (69)              Director    Director Since  Retired since December,          2        TT International USA
c/o Liberty Asset                              2002; Term     1999; Senior Vice                         (investment company)
Management Company                            expires 2005    President, General
One Financial Center                                          Counsel and Secretary,
Boston, MA 02111                                              Liberty Financial
                                                              Companies Inc. (July,
                                                              1985 to December, 1999);
                                                              Vice President, Secretary
                                                              and Director, Liberty
                                                              Asset Management Company
                                                              (August, 1985 to
                                                              December, 1999).

James E. Grinnell (74)            Director    Director Since  Private investor since           2        None
c/o Liberty Asset                               1994; Term    November 1988; President
Management Company                             Expires 2006   and Chief Executive
One Financial Center                                          Officer, Distribution
Boston, MA 02111                                              Management Systems, Inc.
                                                              (1983 to May 1986);
                                                              Senior Vice President,
                                                              Operations, The Rockport
                                                              Company (importer and
                                                              distributor of shoes)
                                                              (May 1986 to November
                                                              1988).

Richard W. Lowry (67)             Director    Director Since  Private Investor since          121       None
c/o Liberty Asset                               1994; Term    1987 (formerly Chairman
Management Company                             Expires 2004   and Chief Executive
One Financial Center                                          Officer, U.S. Plywood
Boston, MA 02111                                              Corporation (building
                                                              products manufacturer).

John J. Neuhauser (60)            Director    Director Since  Academic Vice President         122       Saucony, Inc. (athletic
c/o Liberty Asset                               1998; Term    and Dean of Faculties                     footwear) and SkillSoft
Management Company                             Expires 2006   since August 1999, Boston                 Corp. (e-learning)
One Financial Center                                          College (formerly Dean,
Boston, MA 02111                                              Boston College School of
                                                              Management from September
                                                              1977 to September 1999).

INTERESTED DIRECTOR

William E. Mayer* (63)            Director    Director Since  Managing Partner, Park          121       Lee Enterprises (print
c/o Liberty Asset                               1998; Term    Avenue Equity Partners                    media); WR Hambrecht + Co
Management Company                             Expires 2005   (private equity) since                    (financial service
One Financial Center                                          February 1999 (formerly                   provider); First Health
Boston, MA 02111                                              Founding Partner,                         (healthcare).
                                                              Development Capital, LLC
                                                              from November 1996 to
                                                              February 1999).

* A DIRECTOR WHO IS AN "INTERESTED PERSON" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")) OF LIBERTY ALL-STAR GROWTH FUND, INC. OR LAMCO. MR. MAYER IS AN INTERESTED PERSON BY REASON OF HIS AFFILIATION WITH WR HAMBRECHT + CO.

                                            POSITION          YEAR FIRST
                                          WITH LIBERTY        ELECTED OR
                                            ALL-STAR           APPOINTED                PRINCIPAL OCCUPATION(S) DURING
NAME (AGE) AND ADDRESS                    GROWTH FUND          TO OFFICE                     PAST FIVE YEARS
OFFICERS

William R. Parmentier, Jr. (51)             President             1998       President (since June 1998) and Chief Investment
Liberty Asset Management Company            and Chief                        Officer (since April 1995), Senior Vice President
One Financial Center                        Executive                        (May 1995 to June 1998), Liberty Asset Management.
Boston, MA 02111                             Officer

Mark T. Haley, CFA (39)                   Vice President          1999       Vice President-Investments (since January 1999),
Liberty Asset Management Company                                             Director of Investment Analysis (December 1996 to
One Financial Center                                                         December 1998), Investment Analyst (January 1994
Boston, MA 02111                                                             to November 1996), Liberty Asset Management.

Fred H. Wofford (48)                      Vice President          2003       Director of Funds Operations (since March 2003),
Liberty Asset Management Company                                             Liberty Asset Management (formerly Director of
One Financial Center                                                         Investment Compliance, Deutsche Asset Management
Boston, MA 02111                                                             from February 1999 to March 2003; Manager of Fund
                                                                             Administration, BankBoston 1784 Funds from
                                                                             November 1995 to February 1999).

J. Kevin Connaughton (39)                   Treasurer             2000       Treasurer of the Columbia Funds and of the Liberty
One Financial Center                                                         All-Star Funds since December 2000 (formerly
Boston, MA 02111                                                             Controller of the Columbia Funds and of the
                                                                             Liberty All-Star Funds from February 1998 to
                                                                             October 2000); Vice President of Columbia
                                                                             Management Advisors, Inc. since April 2003;
                                                                             Treasurer of the Galaxy Funds since September
                                                                             2002; Treasurer of the Columbia Management
                                                                             Multi-Strategy Hedge Fund, LLC since December 2002
                                                                             (formerly Vice President of Colonial Management
                                                                             Associates, Inc. from February 1998 to October
                                                                             2000; Senior Tax Manager, Coopers & Lybrand, LLP
                                                                             from April 1996 to January 1998).

Vicki Benjamin (42)                           Chief               2001       Controller of the Columbia Funds and Liberty
One Financial Center                        Accounting                       All-Star Funds since June 2002; Chief Accounting
Boston, MA 02111                           Officer and                       Officer of the Columbia Funds and Liberty All-Star
                                            Controller                       Funds since June 2001; Controller and Chief
                                                                             Accounting Officer of the Galaxy Funds since
                                                                             September 2002 (formerly Vice President, Corporate
                                                                             Audit, State Street Bank and Trust Company from
                                                                             May 1998 to April 2001; Audit Manager from July
                                                                             1994 to June 1997, Senior Audit Manager from July
                                                                             1997 to May 1998, Coopers & Lybrand LLP).

David A. Rozenson (49)                      Secretary             2003       Secretary of the Columbia Funds and of the Liberty
One Financial Center                                                         All-Star Funds since December 2003; Senior Counsel
Boston, MA 02111                                                             of FleetBoston Financial Corporation since January
                                                                             1996; Associate General Counsel of Columbia
                                                                             Management Group since November 2002.

[ALL-STAR(R) GROWTH FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43010, Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

DIRECTORS
John A. Benning*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Vicki L. Benjamin, Chief Accounting Officer and Controller
David A. Rozenson, Secretary

*Member of the audit committee.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling 1-800-542-3863 or (2) on the Securities and Exchange Commission's web site at www.sec.gov.

[ASG LISTED NYSE LOGO]

[GRAPHIC]

                                                  [ALL STAR(R) GROWTH FUND LOGO]

                                               LIBERTY ASSET MANAGEMENT COMPANY,
                                                                    FUND MANAGER
                                                            ONE FINANCIAL CENTER
                                                     BOSTON, MASSACHUSETTS 02111
                                                                    617-772-3626
                                                           www.all-starfunds.com

                                                          [ASG LISTED NYSE LOGO]

                                                                 A MEMBER OF THE
                                         [CLOSED-END FUND ASSOCIATION, INC LOGO]

                                                         WWW.CLOSED-END FUND.COM

                                            IMAGE OF THE NEW YORK STOCK EXCHANGE
                                          TRADING FLOOR WITH PERMISSION OF NYSE.

                                                                MULTI-MANAGEMENT

                                                                       [GRAPHIC]

                                                            CLOSED-END STRUCTURE

                                                                       [GRAPHIC]

                                                         PROFESSIONAL MANAGEMENT

                                                                       [GRAPHIC]

                                                               ACCESS TO LEADING
                                                             INVESTMENT MANAGERS

                                                                       [GRAPHIC]

                                                              ONGOING MONITORING
                                                                 AND REBALANCING

                                                                       [GRAPHIC]

                                                             DISTRIBUTION POLICY

                                                                       [GRAPHIC]


                          LIBERTY ALL-STAR GROWTH FUND

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Audit Committee is composed of three of the registrant's independent directors who are not affiliated with the registrant's investment adviser. The Board has determined that each of the audit committee members is "financially literate" and that at least one member has "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

     Under the recently enacted Sarbanes-Oxley Act, if the Board of Directors has not determined that a "financial expert," a new term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board of Directors has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

     1. The financial statements of and accounting principles applying to registered investment companies such as the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the "1940 Act") and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for registered investment companies.

     2. During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

     3. The current members of the audit committee have many years of aggregate experience serving on this audit committee and in the Board's judgment, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant's financial statements, tax laws applying to the registrant, the registrant's internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

     4. The audit committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

4(a) Aggregate Audit Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

    2003                2002
  $27,500             $23,100

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
    $4,000             $2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2003, Audit-Related Fees relate to certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2002 relate to certain agreed-upon procedures conducted during the conversion of the registrant's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Audit-Related services to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
      0%                 N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
      0%                 N/A

(c) Aggregate Tax Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
    $2,600             $2,500

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2003 and 2002 relate to the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Tax Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
      0%                N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
      0%                 N/A

(d) Aggregate All Other Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
      $0                 $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of All Other Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
      0%                 N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

     2003               2002
      0%                N/A

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee
Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These services will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover the period from July 1 through June 30 of the following year. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, adviser or control affiliate determines that it would like to engage the independent auditor to perform a service not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. ADDITIONAL PRE-APPROVAL INFORMATION

The engagement of the independent auditor to provide Fund Services and Fund-related Adviser Services shall be approved by the Audit Committee prior to the commencement of any such engagement.

     A.  AUDIT SERVICES TO THE FUNDS

The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, fund structure or other items.

     B.  AUDIT-RELATED SERVICES TO THE FUNDS

The Audit Committee believes that the provision of Audit-related Services is consistent with the SEC's rules on auditor independence, and will grant general pre-approval to specific Audit-related Services.

     C.  TAX SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

     D.  ALL OTHER SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     E.  FUND-RELATED ADVISER SERVICES

The Audit Committee will grant general pre-approval to provide specific non-audit services to the funds' investment adviser, or any control affiliates, that relate directly to the funds' operations and financial statements. This includes services customarily required by one or more adviser entities or control affiliates in the ordinary course of their operations.

     F.  CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an adviser or control affiliate engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements) exceeds a pre-determined threshold established by the Audit Committee, the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -  A general description of the services, and

     -  Actual billed and projected fees, and

     - The means by which such Fund Services or Fund-related Adviser Services were approved by the Audit Committee.

In addition, in accordance with Section 208-5 of the Sarbanes-Oxley Act of 2002, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules. In addition, the independent auditor must annually disclose to the Audit Committee all relationships with the funds of which the independent auditor is aware that may be reasonably thought to bear on the auditor's independence. The independent auditor shall tabulate, calculate and disclose its fees annually for such relationships.

V.  AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are disclosed in 4(b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are also disclosed in 4(b)-(d) above. There were no such fees during the last two fiscal years.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Liberty Asset Management Company (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable at this time.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              Liberty All-Star Growth Fund, Inc.
            -------------------------------------------------------------------

By (Signature and Title)       /s/ William R. Parmentier, Jr.
                        -------------------------------------------------------
                           William R. Parmentier, Jr., President

Date                               March 5, 2004
    ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/ William R. Parmentier, Jr.
                        -------------------------------------------------------
                           William R. Parmentier, Jr., President

Date                               March 5, 2004
    ---------------------------------------------------------------------------

By (Signature and Title)       /s/ J. Kevin Connaughton
                        -------------------------------------------------------
                           J. Kevin Connaughton, Treasurer

Date                               March 5, 2004
    ---------------------------------------------------------------------------